                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 6,  2002

                           KOS PHARMACEUTICALS, INC
            (Exact name of registrant as specified in its charter)

          FLORIDA                                      000-22171                     65-0670898
     ---------------                                   ---------                     ----------
     (State or other                             (Commission File No.)              (IRS Employer
     jurisdiction of                                                              Identification No.)
      incorporation)

                            1001 BRICKELL BAY DRIVE
                                 25/th/ FLOOR
                             MIAMI, FLORIDA 33131
                   (Address of principal executive offices)

                                 305-577-3464
             (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant.

     On March 6, 2002, the Audit Committee of the Board of Directors of Kos Pharmaceuticals, Inc. ("the Company") decided to no longer engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and determined to recommend the engagement of Ernst & Young LLP ("EY") to serve as the Company's independent public accountants for the fiscal year 2002. The appointment of EY is subject to shareholder ratification at the Company's 2002 Annual Meeting of Shareholders to be held on April 25, 2002.

     Arthur Andersen's reports on the Company's consolidated financial statements for 1999 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Arthur Andersen's report on the Company's consolidated financial statements for 2001 has not yet been issued, but is expected to be issued on an unqualified basis later this month in conjunction with the publication of the Company's Annual Report to Shareholders and the filing of the Company's Annual Report on Form 10-K.
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     During the two years ended December 31, 2001 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. As required by Item 304(a)(3) of Regulation S-K, the Company has furnished Arthur Andersen with the disclosure contained in this Item 4 and requested that Arthur Andersen furnish the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees or disagrees with the statements made by the Company in this Item 4. Upon receipt of such letter, a copy of same shall be filed as an exhibit to a Form 8-K/A.

     During the two years ended December 31, 2001 and through the date hereof, the Company did not consult EY with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KOS PHARMACEUTICALS, INC.

                                   By: /s/ Adrian Adams
                                      _______________________
                                   Name:  Adrian Adams
                                   Title: President and Chief Executive Officer


Dated:  March 12, 2002